                                   [LETTERHEAD]

NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, Virginia 22182-2738

Re:  62nd Street Limited Partnership

We consent to the incorporation by reference in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated February 9, 1997 with respect to the audits of 62nd Street Limited Partnership for the years ended December 31, 1996 and 1995, and to the inclusion in this Current Report on Form 8-K of our reports dated February 9, 1997 with respect to the audits of 62 Street Limited Partnership for the years ended December 31, 1996 and 1995. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

/s/ Bruce C. Schiff

Bruce C. Schiff
FRIDUSS, LUKEE, SCHIFF & CO., P.C.
Certified Public Accountants

Chicago, Illinois
June 23, 1997

                                  [LETTERHEAD]

NHP Incorporated
8065 Leesburg Pike
Suite 400
Vienna, Virginia 22182-2738

Re:  Central Woodlawn Limited Partnership

We consent to the incorporation by reference in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated March 6, 1997 with respect to the audit of Central Woodlawn Limited Partnership for the years ended December 31, 1996 and 1995, and to the inclusion in this Current Report on Form 8-K of our reports dated March 6, 1997 with respect to the audits of Central Woodlawn Limited Partnership for the years ended December 31, 1996 and 1995. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

/s/ Bruce C. Schiff

Bruce C. Schiff
FRIDUSS, LUKEE, SCHIFF & CO., P.C.
Certified Public Accountants

Chicago, Illinois
June 23, 1997